UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

May 1, 2015

Date of Report (Date of earliest event reported)

PLANET PAYMENT, INC.

(Exact name of Registrant as specified in its charter)

Delaware	001-35699	13-4084693
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. Employer Identification No.)

670 Long Beach Blvd., Long Beach, NY	11561
(Address of principal executive offices)	(Zip Code)

(516) 670-3200

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2 below):

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01                                           Entry into a Material Definitive Agreement.

On May 1, 2015, Planet Payment, Inc. (the “Company”) and Global Payments Direct, Inc. (“Global Payments”) entered into the Service Agreement (the “Agreement”) to consolidate into one governing agreement certain separate agreements between the Company and/or certain of its subsidiaries and certain of Global Payment’s subsidiaries in order to establish a consolidated framework for the provision, in certain territories that are or become subject to the Agreement, of dynamic currency conversion and certain other services to Global Payments’ merchant customers.  For example, the Agreement replaces and supersedes the Service Agreement dated October 20, 2009, by and between Planet Payment (Hong Kong) Ltd and Global Payments Asia-Pacific Processing Company Limited filed as Exhibit 10.14 to the Company’s Annual Report on Form 10-K filed on March 11, 2015.

In a territory subject to the Agreement, the Company will provide, if applicable to the territory, dynamic currency conversion, multi-currency pricing and/or MICROS payment gateway services to Global Payments’ merchant customers in such territory.  The Company will earn a portion of the net foreign exchange margin on revenue generated from dynamic currency conversion services, a portion of the gross foreign exchange margin on revenue generated from multi-currency pricing services and fees for processing transactions in connection with its provision of MICROS payment gateway services.

The Agreement will become effective on June 1, 2015 and the initial term of the Agreement is five years from the effective date.  Thereafter the Agreement will automatically renew for successive one year periods unless terminated by Global Payments by written notice to the Company not less than 120 days prior to the expiration of the term then in effect.

The Agreement contains certain representations, warranties and security, confidentiality and indemnity obligations.  Apart from the Agreement and service agreements not covered by the Agreement, Global Payments has no material relationship with the Company or its affiliates.

The foregoing description of the Agreement is qualified in its entirety by reference to the full text of the Amendment, which will be filed with the Company’s next Quarterly Report on Form 10-Q.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PLANET PAYMENT, INC.

Date: May 7, 2015	By:	/s/ Robert J. Cox III
		Name:	Robert J. Cox III
		Title:	Chief Operating Officer and Chief Financial Officer